EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES PLUS SIZES

Crosstown Traders, Inc.

Piper Jaffray
  26th Annual Consumer
Conference
June 7, 2006

Dorrit J. Bern

Chairman, CEO and
President

Steven R. Wishner

Sr. Vice President
 Finance, Strategy and Business
Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company’s business plan for entry into the outlet store distribution channel, the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007
A Multi-Brand,
Multi-Channel
Retailer
$3 Billion* In Annual
Sales

Our Retail Store Brands

REGALIA
SPRING

SPRING STYLE!
Irresistible Values!
Willow Ridge

BEDFORD FAIR
lifestyles
Spring style in bloom!
PAY LATER!
UNBEATABLE VALUES!

BROWNSTONE STUDIO

MONTEREY BAY
clothing company
Renew Your Summer Spirit!
Look for Special Values inside!

Lew Magram
Breezin' Along...

Intimate
APPEAL
LAST CHANCE THIS SEASON!

OLD PUEBLO TRADERS
Spring Fashions

Apparel Catalog Titles

BEDFORD FAIR
PAY LATER!

COWARD
OUR LARGEST ISSUE EVER

Figis
Gifts in Good Taste
Happy Easter!

HOME Etc.
Apply Today

HOME Etc.
Apply Today

Footwear, Gift And Home
Catalog Titles

A Multi-Brand,
Multi-Channel
Retailer
Our Goal Is To Grow To
$4 Billion In Annual
Sales Over The Next
Three To Four Years

Multi-Channel
Growth Strategies

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

Single Channel
Customer
e-Com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend
Than Single-channel Customers

Bricks And Mortar
Growth Strategy

LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT

Stores
*Working Title of Catalog
lanebryant.com
.com
Woman*
Outlet
Catalog
Cacique
Side By
Side
Retail
Catalog
Apparel
Home
Leveraging The Brand

Lane Bryant Stores
1,000
950
900
850
800
750
700
650
600
550
500
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Expand Lane Bryant From 750
To 1,000 Stores*
Organic Store Growth
*Management Estimate

•
Store Growth Plan Is Centered On
Expanding The Lane Bryant Store
Portfolio
–
Lane Bryant Stores Generating The
Highest Store 4-Wall Contributions
Compared To Our Sister Brands
•
Primarily Strip and Lifestyle Based,
Providing Higher Returns Than
Malls
•
New Store Concept Is Cacique
Side By Side
Organic Store Growth

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Migrating Our Store Locations To
Strip And Lifestyle Centers*
Organic Store Growth
*Management Estimate

•
We Hold The #1 Market Share* In
Specialty Plus-Size Intimate Apparel
•
During 2005, We Tested A New Store
Concept For Additional Growth In
Intimates
•
Our Side By Side Format Is Producing
Not Only Increased Sales Of
Intimates, But Also Strong Sales
Growth In Sportswear Categories
Cacique Side By Side
*Source: Derived from NPD Group Research

•
New Store Format
Increases Sales By
       50% - 60%
•
Square Footage
Increase Of 40%
•
Productivity Increase Of
20% - 25%
Cacique Side By Side
Stores

Outlet Store Growth
Strategy

LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT

Stores
*Working Title of Catalog
lanebryant.com
.com
Woman*
Outlet
Catalog
Cacique
Side By
Side
Retail
Catalog
Apparel
Home
Leveraging The Brand

•
The Outlet Market For Apparel
–
Approximately $3.5 Billion(1)
Annually In Women’s Apparel
–
Shoppers Will Travel Up To 75
Miles To Outlet Centers, As
Opposed To An Average Of 10
Miles For Malls(2)
–
96% Of Outlet Shoppers Make
At Least One Purchase(3)
The Outlet Shopping
Channel
(1) Management Estimate; (2) ICSC; (3) Tanger Outlets market researchoverview

•
The Lack Of A Focus On
Plus Sizes In The Outlet
Channel Presents An
Excellent Opportunity For
Lane Bryant To Make An
Immediate, Significant
Impact
Our Opportunity

•
Entry Into The Outlet Channel
–
Approximately 75 Stores To
Open During July/August 2006
–
Projected Expansion To A Total
Of 150 Stores* Over Time
–
Anchored With Product
Developed Exclusively For Outlet
Lane Bryant Outlet™
*Management Estimate

•
Outlet Product Strategy
–
Primarily Updated, Key Items,
Utilizing Our Direct Sourcing Group
–
Top Picks Of Current Fashion
–
Best Sellers From Previous Season
–
Selected National Brands
–
Adding Footwear, Social Occasion
Lane Bryant Outlet™

•
Lane Bryant Outlet
Stores Are Expected To
Operate At Revenue
And Operating Margin
Levels That Meet Or
Exceed* Those Of Lane
Bryant's Average Retail
Store Units
Lane Bryant Outlet™
*Management Estimate

Lane Bryant
Catalog Growth
Strategy

LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT

Stores
*Working Title of Catalog
lanebryant.com
.com
Woman*
Outlet
Catalog
Cacique
Side By
Side
Retail
Catalog
Apparel
Home
Leveraging The Brand

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT
transition 2006
Shop online.
Order online.

The Lane Bryant
Catalog, Operated
By Redcats USA,
Today Produces
Annual Revenues
Of More Than
$300 Million*
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate
Lane Bryant Catalog Owned And
Operated by Redcats USA

The Reversion Of
The Trademark
For The
Lane Bryant
Catalog Occurs In
October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And
Operated by Redcats USA

•
Launch The Lane Bryant Woman Catalog In
October 2007
•
Product Strategy
–
Developing Product For The Baby Boomer – The Core
Customer
–
More Traditional, Fashion-Basics Driven
–
Ready To Wear, Casual, Intimate Apparel
•
Expand Into Non-Apparel Categories
–
Footwear, Home
•
Build Ecommerce Businesses To Complement
The Print Catalogs
•
Leverage The Operations And Infrastructure Of
Crosstown Traders
Lane Bryant Catalog:
Our Growth Strategy

HOME Etc
Apply Today
No Payments
No Interest
until Aug. '06
Many NEW items plus Super Savings and
Special Values for your home. Order Now!
1-800-345-0246 or www.HomeEtc.com

LANE BRYANT

Product And Brand
Extensions

Product And Brand
Extensions

•
Our Combined Customer Databases
Include 75 Million Unique Names
•
We Will Leverage Our Extensive
Database To Drive Sales In Our Core
Apparel Catalogs
•
Charming’s Database Provides
Cross-Selling Opportunities For
Crosstown, And A Vehicle To Drive
Increased Sales Through Existing And
Future Catalogs, Focusing On Footwear
And Home Categories
Catalog:
Our Growth Opportunities

E-Commerce
Growth Strategy

LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT
LANE BRYANT

Stores
*Working Title of Catalog
lanebryant.com
.com
Woman*
Outlet
Catalog
Cacique
Side By
Side
Retail
Catalog
Apparel
Home
Leveraging The Brand

•
E-Commerce Sales Have Nearly
Doubled In Each Of The Last 3 Years
•
Use Multi-Channel Structure To Drive
Additional Growth In E-Commerce,
Utilizing Improved Systems Support
And Integrated Customer Service
•
Increased Product Assortments,
Including Additional National Brands
Accelerate Growth In
   E-Commerce

Outlet
2%
Catalog
14%
Ecommerce
3%
CA Stores
11%
LB Stores
35%
FB Stores
35%

Revenue Contributors
$3 Billion Base

Outlet
3%
Catalog
20%
LB Stores
34%
Ecommerce
5%
CA Stores
10%
FB Stores
28%

Revenue Contributors
$4 Billion Base

OUTLETS
CATALOG
$4 Billion
$100 Million+
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$200 Million
Our Three To Four
Year Financial
Plans Include:

Financial Review

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
Improvement In Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Growth In The Prior
Year
Year Over Year Financial
Performance
(Fiscal Years Ended January 28, 2006 and January 29, 2005)

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$734.9	100%	$603.4	100%
Gross Profit	$235.6	32.1%	$199.4	33.1%
SG&A	$183.2	24.9%	$150.9	25.0%
Pre-Tax Income	$49.8	6.8%	$47.4	7.9%
Net Income	$32.1	4.4%	$30.0	5.0%
Net Income Per Share	$0.24		$0.23	
Shares	139.4 million		135.7 million

•
Highlights:
•
22% Revenue Growth, With 1% Same Store Sales Increase
•
Improvement In Gross Margin And Merchandise Margin For
Retail Stores Segment
•
7% Improvement In Net Income
1st Quarter Financial
Performance
(Fiscal Quarters Ended April 29, 2006 and April 30, 2005)

* Management Estimate
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Revenue Growth Of 11% - 13%, To
$3.0 - $3.1 Billion
•
Gross Margin Of 29.0% - 29.5%
•
Continued Merchandise Margin
Expansion In The Retail Brands
•
SG&A Ratio Of 23.5% - 24.0%
•
EPS Growth Of 10% - 12%, To $0.81
- $0.83
•
Includes Pre-Opening Expenses For
The Outlet Division Of Approximately
$0.04 Per Diluted Share

*Please Refer To http://www.charmingshoppes.com/investors/earnings/index.aspFor A
Reconciliation Of GAAP To Non-GAAP Financial Measures.
(e) Management Estimate
FY 2007 Financial Metrics(e)
(Fiscal Year Ending February 3, 2007)
•
Capital Expenditures Projected At
Approximately $140 - $150 Million(e)
Compared To $115 Million In The
Previous Year
•
Approximately 160 New Stores,
Including 75 - 80 Outlets
•
Free Cash Flow* Projected At
Approximately $60 Million(e)
•
Depreciation And Amortization Of
$95 - $100 Million(e)

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of
Crosstown Traders During FY 2006
•
Additional Debt Of $110 Million Associated With
Purchase Of Crosstown Traders During FY 2006
Selected Balance Sheet Data
($ in Millions)                           4/29/06                 1/28/06                        4/30/05
Cash and                      $167                     $150                           $276
Investments
Long Term Debt           $203                     $207                           $200
Total Assets              $1,649                  $1,567                        $1,385

Key Investment Highlights
•
Based On Our Growth Opportunities And
Building On Our Multi-Channel Strategy,
Our Three To Four Year Financial Plans
Include:
–
CAGRs In The Low-Teens For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The
Higher Revenue Base
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Bank
Credit Line

Piper Jaffray
  26th Annual Consumer
Conference
June 7, 2006